Advanced Emissions Solutions, Inc.

NASDAQ: ADES

ADA Advancing Cleaner Energy

CLEAN COAL SOLUTIONS LLC.

BCSI Keeping Industry Moving

Investor Presentation August 2013 www.advancedemissionssolutions.com © 2013 Advanced Emissions Solutions, Inc. Exhibit 99.1

-2- This page intentionally left blank © 2013 Advanced Emissions Solutions, Inc.

This presentation includes forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of
1934, which provides a "safe harbor" for such statements in certain circumstances. The forward-looking statements include statements or expectations regarding future contracts, projects, demonstrations and technologies; amount and timing of production of RC, revenues, earnings, cash flows and other financial measures; future operations; our ability to capitalize on and expand our business to meet opportunities in our target markets and profit from our proprietary technologies; scope, timing and impact of current and anticipated regulations and legislation; future supply and demand;
the ability of our technologies to assist our customers in complying with government regulations and related matters.
These statements are based on current expectations, estimates, projections, beliefs and assumptions of our management.
Such statements involve significant risks and uncertainties. Actual events or results could differ materially from those discussed in the forward-looking statements as a result of various factors, including but not limited to, changes in laws, regulations and IRS interpretations or guidance, government funding, accounting rules, prices, economic conditions and market demand; timing of laws, regulations and any legal challenges to or repeal of them; failure of the RC facilities to produce coal that qualifies for tax credits; termination of or amendments to the contracts for RC facilities; decreases in the production of RC; failure to lease or sell the remaining RC facilities on a timely basis; our inability to ramp up operations to effectively address expected growth in our target markets; inability to commercialize our technologies on favorable terms; impact of competition; availability, cost of and demand for alternative tax credit vehicles and other technologies; technical, start-up and operational difficulties; availability of raw materials and equipment; loss of key personnel; intellectual property infringement claims from third parties; seasonality and other factors discussed in greater detail in our filings with the Securities and Exchange Commission (SEC). You are cautioned not to place undue reliance on such statements and to consult our SEC filings for additional risks and uncertainties that may apply to our business and the ownership of our securities. Our forward-looking statements are presented as of the date made, and we disclaim any duty to update such statements unless required by law to do so. We refer to certain non-GAAP financial measures in this presentation. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found within this presentation.
SAFE HARBOR
-3- © 2013 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

CORPORATE STRUCTURE
(EFFECTIVE JULY 1, 2013)

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

BCSI Keeping Industry Moving

ADA Advancing Cleaner Energy

CLEAN COAL SOLUTIONS LLC.

ADA-ES, Inc. 100% owned ADES BCSI, LLC 100% owned ADES Clean Coal Solutions, LLC 42.5% owned ADA-ES, Inc. Operating Companies -4- © 2013 Advanced Emissions Solutions, Inc.

A family of companies that have been providing emission
control solutions to the power industry for more than 30
years
ADVANCED EMISSION SOLUTIONS

Portfolio of proprietary, low CAPEX technologies to meet pollution control mandates. 19 patents issued or allowed
Customers include most of the leading electric power companies
Strong and growing cash flows from Refined Coal business through 2021
(Clean Coal Solutions)
Emission Control at early stage of compliance ramp. Near-term equipment market, longer-term consumables supply market (ADA and
BCSI)
10M shares outstanding, no significant LT debt, $12.3M in cash at 2Q13 which does not include more than $14M in lease prepayments received by CCS joint venture in late July
© 2013 Advanced Emissions Solutions, Inc.

Near-term growth opportunities
Refined Coal
28 facilities eligible for
Section 45 Tax Credits of
$6.59/ton (escalating)
through 2021
7 facilities leased/sold to
investors generating more
than $75M in annual
payments
Remaining facilities
expected to be
leased/sold by YE2014
Expect $200M in annual
segment revenues at +90%
margin by 2015
Clean Coal Solutions JV:
42.5% ADA
42.5% NexGen
15% Goldman-Sachs
MATS rule took effect in 2012,
compliance by 2015-2016
Rule creates $1B market for
equipment
ADA leading provider of
equipment to meet MATS
Activated Carbon
Injection Systems
Dry Sorbent Injection
Systems
Equipment backlog of $33.2M
at 2Q13, up from $25.3M at
4Q12 and $4.5M at 2Q12
MATS to create annual
market of $1-$2B for
consumables to control
mercury
ADA offers proprietary
chemical technology
applied prior to
combustion as alternative
to the use of activated
carbon
Addressable market of
~600M tons of western
coal per year
Emissions Control
Equipment
Mercury Control
Consumables
-6- © 2013 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

Coal Seam
Coal Pile
Coal Belt
Coal Bunker
Steam Generator
AIR
SCR DeNOx
Air Preheater
Filter or ESP
Flue Gas Desulfurization (FGD) Scrubber
Scrubber Additive
M-PROVE ™ TECHNOLOGY
REFINED COAL
FLUE GAS CONDITIONING
DRY SORBENT INJECTION (DSI)
ACTIVATED CARBON INJECTION (ACI)
TECH DEMOS

ADA

ADA

ADA

Emissions Control Equipment
(NO_x, SO_2, Particulate)
ACI System for mercury

PORTFOLIO OF
EMISSIONS
CONTROL
SOLUTIONS
Refined Coal- $0 cost to utility
M-Prove
TM
Technology $0 capex,
$1-$4/ton reduced compliance cost
ACI/DSI- $1-$3M in capex
Scrubber, SCR- $100M+
in capex
Large E&C
firms
© 2013 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

Refined Coal (ADA's share)
Mercury Control Equipment (e.g. ACI, DSI systems)
Mercury Control Consumables (e.g. M-Prove )
New Technology
2009-2012A
2013-2016E
2017-2020E

-8- EXPECTED REVENUE MIX TRAJECTORY TM © 2013 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

CLEAN COAL SOLUTIONS, LLC (CCS)

CLEAN COAL SOLUTIONS JV OWNERSHIP STRUCTURE

GOLDMAN SACHS
15%
ADA
42.5%
NEXGEN
42.5%

-9- REFINED COAL © 2013 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

CLEAN COAL SOLUTIONS LLC

REFINED
COAL:
MONETIZATION
DYNAMICS
Requirements to commence
operations:
Operating permits obtained
from each relevant state
Approval from Public Utilities
Commissions (PUC) in
regulated states
Approval from coal and
transportation companies
Approval from plant owners
Contracts negotiated and
signed among CCS, RC
investor and power companies
3 RC investors currently
engaged
Working with additional RC
investors for remaining RC
facilities
Utility
Receives: value of
$1.00 - $4.00 / ton for
emissions reduction
Payment of ~$1/ton from
RC investor
RC Investor
Receives: (a)$6.59/ton tax credit
through RC production, and (b)
tax deductions for rental,
utility and operating expenses
Pays: ~$1/ton to utility, ~$2/ton for
operating expenses and
~$3+/ton to CCS
CCS Receives:
~$3+/ton in consolidated
payments, net $1.50-$2/ton to
ADA of pre-tax income after
payments to ADA’s JV partners
Each RC facility can be leased or sold to
generate revenue, or operated by CCS for
tax credit benefits to offset future tax
obligations
© 2013 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

REFINED COAL: *FINANCIAL RESULTS OF RETAINING TONS AND TAX CREDITS*

Current Period
Future Period
$50
$40
$30
$20
$10
$0
-$10
-$20
-$30
-$40
$40 /Ton
$7.50 /Ton
Operating Cost
Raw Coal Cost
($3/Ton)
($40/Ton)
RC Sales
Value of Tax Credits and Benefits

Cost of retained tons
Tax credits generated
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13

Cumulative Tax Credits (CCS)
$70
$60
$50
$40
$30
$20
$10
$0
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13

CCS may operate an RC facility prior to finalizing contracts with an RC investor
•
Faster way to initiate long-term operations with the host power plant
•
Provides operating assurance to potential 3
rd
party RC investors
•
Very attractive returns to CCS. ~$3/Ton in operating costs generates
~$7.50/ton in tax benefits
© 2013 Advanced Emissions Solutions, Inc.
Note: ADA’s 42.5% share of tax credits included in net deferred tax assets. NDTA are offset by a valuation allowance as discussed in the footnotes to the financial statements.

Retained RC Results

UPDATE ON 28 REFINED COAL FACILITIES
7 facilities
generating
$75M + in
annual
revenues
Operating
2 facilities
retained
by CCS
CyClean
1 facility
likely to
close in
2014
9 facilities in various
stages of
discussions and
negotiations
1 facility
currently
retained (since
early June),
expected to be
leased in 2H13

4 facilities in
negotiations.
Expect one to be
operating in
2H13
4 facilities in
negotiations
M-45-PC
Not Currently Operating
~ 15MY/yr
~6MT/yr
~18MT/YR
~45MT/yr
~3MT/yr
~2MT/yr
~22MT/yr
© 2013 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

ACTIVATED CARBON INJECTION SYSTEMS

KEY
PRB Coal
BIT Coal
Lignite

DRY SORBENT INJECTION SYSTEMS

KEY
TESTING/DEMONSTRATIONS
SYSTEMS INSTALLED

-13- EMISSIONS CONTROL - EQUIPMENT © 2013 Advanced Emissions Solutions, Inc . Installed/installing ACI systems on over 60 boilers at coal-fired power plants Sold through our BCSI subsidiary

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

$800
$600
$400
$200
$0
Wins to date
Bids/Potential projects
Expected future RFPs

$35
$30
$25
$20
$15
$10
$5
$0
Equipment Revenue
Backlog
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13

EMISSION CONTROL EQUIPMENT ($ IN MILLIONS)

MATS market developing as expected
$1-$2B market for consumables to control mercury starting in 2016
ADA is prepared for the equipment market
Supply agreements already in place, engineering capabilities expanded
Ample (and growing) cash balance
EC Revenues and Backlog
MATS Market
© 2013 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

Mercury Control Consumables: M-Prove™ Technology

2011 Coal Production by Region
Million Short Tons (percent change from 2010)

Western (includes Alaska)
Appalachian
335.1
(0.0%)
Interior
169.9
(9.1%)

Source: U.S. Energy Information Administration, *Quarterly Coal Report*, October-December 2011 (April 2012), preliminary 2011 data. Production does not include refuse recovery.

Figure 104. Coal production by region, 1970-2040 (quadrillion Btu)

History
2011
Projections
30
20
10
0
Total
Appalachia
West
Interior
1970
1980
1990
2000
2010
2020
2030
2040
eia

Patented technology designed to enable Western and
lignite coals to burn with lower mercury emissions
U.S. burns up to 600M tons of Western Coal per year
$1.00-$4.00/ton in benefits to customer
Technology has been licensed to Arch Coal to apply to
their PRB coals at the mine
Royalty agreement: payments to ADA of up to $1.00/ton
based on a portion of the premium paid on treated coal
sales
ADA retains rights to apply technology at power plants
Initial market: states with mercury regulations already in
place
MATS expected to create market starting in 2016
Continued demonstration of technology to customers
-15- © 2013 Advanced Emissions Solutions, Inc.

Developing proprietary solid sorbent capture
technology to capture CO
2
from flue gas in
conventional coal-fired boilers
DOE and industry funding:
Phase I - $3.8 M, R&D at 1 KWe scale,
Completed in 2011
Phase II - $20.5 M, 51-month contract to
validate technology at 1 MWe scale
Pilot Design: 2012, Construction: 2013, Testing: 2014
Located at Southern Company’s Plant Miller
Advantages over competing technologies:
For customer: lower cost and less parasitic
energy
For ADA: continuous revenues from sale of
proprietary chemical sorbents
CO
2
CAPTURE:
OVERVIEW
© 2013 Advanced Emissions Solutions, Inc.

Pilot under construction

RC opportunities expected to provide substantial
growth in revenues, profits and cash flows in 2013,
and consistent revenue streams through 2021
MATS compliance requirements are driving
significant near-term market for equipment
M-Prove
TM
technology and royalty opportunity
expected to produce additional growth beyond MATS
equipment market
Developing solid sorbent capture technology to
capture CO
2
from flue gas in conventional coal-fired
boilers
KEY TAKEAWAYS
© 2013 Advanced Emissions Solutions, Inc.

APPENDIX © 2013 Advanced Emissions Solutions, Inc. -18-

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

Sources of U.S. Electricity, 2011
1%
19%
13%
25%
42%
Coal
Natural Gas
Nuclear
Renewables
Petroleum

Source: U.S. EIA, March 2012
Coal expected to provide ~ 40% of
America’s electricity in 2035 according to
Department of Energy
1,200 existing coal-fired power plants in
the US  generate the majority of the
nation’s electricity, and consume ~ 900M
to 1B tons of coal each year
EPRI estimates that the coal-fired power
industry will invest $275 billion in
retrofits through 2035
Lower coal prices benefit our customers
11 new coal-fired power projects
currently have permits and are expected
to begin construction in the next year
The energy in America’s recoverable coal
reserves is equivalent to 1 trillion barrels
of oil – about equal 2/3rds of the world’s
known reserves
In order to maintain its leadership
position, coal must burn cleaner
COAL ENERGY
© 2013 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

Coal as a % of Electricity Generation
60%
55%
50%
45%
40%
35%
30%
1973
1975
1977
1979
1981
1983
1985
1987
1989
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011

US ELECTRICITY FROM COAL GENERATION © 2013 Advanced Emissions Solutions, Inc. -20- Source: EIA

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

Coal Consumption for Electricity (000 tons)
Coal as a % of Electricity Generation
60%
50%
40%
30%
20%
10%
0%
1,200,000
1,000,000
800,000
600,000
400,000
200,000
-
1973
1975
1977
1979
1981
1983
1985
1987
1989
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011

COAL AND US ELECTRICITY GENERATION
© 2013 Advanced Emissions Solutions, Inc.

Source: EIA
2012: lowest power demand since 1987, natural gas prices reach a low of $1.91/MM/btu- 2012 average of $2.77/MMbtu

MERCURY CONTROL- 15 YEARS IN THE MAKING

EPA
determines it
necessary to
regulate
mercury
2000 2009 2005 2008
EPA issues
Clean Air
Mercury Rule
D.C. Circuit Court
vacates the Clean Air
Mercury Rule
EPA proposes
new rule to
replace the
vacated CAMR
EPA issues draft
of Mercury Air
Toxic Standards
(MATS)
EPA issues final
Mercury Air
Toxic Standards
(MATS)
Compliance
deadline for
MATS.
Plants can apply
for a extension
2011 2012 2015/16
Technology
commercially
proven
© 2013 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

Balance Sheet Highlights

	6/30/13	12/31/12
Cash & Cash Equivalents	$12.3*	$9.7
Working Capital**	$(18.0)	$(24.1)
Long-term Liabilities***	$14.3	$6.5
Shares Outstanding	10.1	10.0

$s in Millions
* Does not include the impact of more than $14 million in RC lease prepayments received by CCS in late July 2013
**Included in working capital at 6/30/13 are current liabilities  of  $7.2 million in deposits and $23.4 million in deferred revenue related to Clean Coal.
Included in working capital at 6/30/12 are current liabilities of $21.2 million in deposits and $4.5  million in deferred revenue related to Clean Coal
*** LT liabilities include deferred revenues related to Clean Coal $11.2 million and $0.9 million at 6/30/13 and 6/30/12 respectively
-23- © 2013 Advanced Emissions Solutions, Inc.

$(000) 2013 2012
Revenues $58,930 $52,511 $68,314
*Revenues excluding coal sales $27,161 $14,772 $23,354
Gross Margin Before Depreciation and Amortization $10,594 $7,434 $9,388
General and administrative 8,109 4,040 7,313
Research and development 577 618 347
Depreciation and amortization 1,347 1,181 1,422
Operating Income $561 $1,595 $306
Income from unconsolidated entities 274 132 323
Interest and other income, net (83) (389) (313)
Other expense (735) (469) (673)
Income (Loss) from Continuing Operations Before
Income Taxes and  Non-controlling interests $17 $869 ($357)
Income Tax Benefit (Expense) - - -
Non-controlling interests (3,195) (2,167) (1,812)
Net Income (Loss) Attributable to ADA (3,178) $       (1,298) $       (2,169) $
Net Income (Loss) Per Basic Common
Share Attributable to ADA (0.32) $         (0.13) $         (0.22) $
Weighted Average Basic Common Shares 10,076 10,002 10,050
*See page 33 for explanation of non-GAAP measure
2013
June  30,
For the Three Months Ended For the Three Months Ended
March 31,
FINANCIAL
RESULTS
-24- © 2013 Advanced Emissions Solutions, Inc.

Clean Coal operated 9 facilities in 2Q13, 5 of which were leased or sold to RC investors
In 2Q13 the four RC facilities operated by Clean Coal incurred operating expenses of $4.4M but generated $7.7M in tax credits
The operation of these units included $32M in pass-through coal purchases/sales
REFINED COAL RESULTS

For the Three Months Ended
March 31,
$(000) 2013 2012 2013
Rental income 11,642 $                   10,590 $                   12,213 $
Coal sales 31,769                      37,739                      44,960
Other income 777                            22                               950
Total RC Revenues 44,188 $                   48,351 $                   58,123 $
Cost of Revenues 36,167 $                   41,908 $                   51,469 $
Gross Profit 8,021 $                     6,443 $                     6,654 $
Gross Profit Margin Percentage 18% 13% 11%
Adjusted Gross Profit* 12,393 $                   10,927 $                   13,144 $
Adjusted Gross Profit Margin Percentage* 99% 99% 99%
* Adjusted gross profit and adjusted gross profit margin percentage excludes coal sales and raw coal purchases and retained tonnage operating expenses.
Operating Statistics (millions)
Tons for leased facilities 2.6 2.6 3.2
Tons retained 1.2 1.2 1.9
Total tons treated 3.8 3.8 5.1
Tax Credits generated by JV 7.7 $                          7.6 $                          12.6 $
Tax Credits to ADA (42.5%) 3.3 $                          3.2 $                          5.4 $
For the Three Months Ended
June 30,
© 2013 Advanced Emissions Solutions, Inc.

MATS rule finalized in March 2012- compliance by 2015/2016
2Q13 Revenues up 200% year-over-year, driven by MATS demand for ACI and DSI systems
Backlog at 6/30/13 stands at $33.2M
Currently working on bids or discussing potential projects for ACI and DSI systems in excess of $150 million
EMISSION CONTROL
-26- © 2013 Advanced Emissions Solutions, Inc.
For the Three Months Ended
March 31,
2013 2012 2013
$(000)
Systems and equipment 9,915 $          2,745 $       7,525 $
Consulting and development 2,020 1,058 1,004
Chemicals 79 162 240
Total EC Revenues $12,014 $3,965 $8,769
Cost of Revenues 9,711 $          3,087 $       6,253 $
Gross Profit 2,303 $          878 $          2,516 $
Gross Profit Margin Percentage 19% 22% 29%
EC segment Backlog 33,200 $        4,500 $       32,700 $
For the Three Months Ended
June 30,

ADA STANDARD ACI SYSTEM
Feeder Room
Electrical Room
Blower Room
Fill Pipe
Bin Vent Filter
Man-door with PRV
Level Transmitters
PAC Storage
Module
Process Equipment
Module
© 2013 ADA-ES, Inc. Confidential and Proprietary Information -27-

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

ADA
Norit
CB-EEC
Albermarle
Alstom
Amerex
B&W
BPI
Dustex
Shick
Siemens

ACI MARKET SHARE Boilers treated by ACI systems Source: ICAC © 2013 Advanced Emissions Solutions, Inc. -28- ADA Norit CB-EEC

The American Jobs Creation Act of 2004, Section 45 of the IRC:
contains provisions to incentivize the production of pollution mitigating Refined Coal (RC) via annually escalating tax credits per ton of coal burned. RC reduces mercury by 40%+ and NOx emissions by 20%+ when that coal is burned.
Clean Coal Solutions (“CCS”) JV offers three technologies that produce Section 45 Refined Coal
The CyClean
TM
, M-45
TM
and M-45-PC
TM
technologies provide on-site, proprietary pre-treatment to Powder River Basin (PRB) and
Lignite coals for use in cyclone boilers, circulating fluid bed boilers and pulverized coal boilers
.
Key Dates
June
2010:
Clean Coal Solutions commences operations at first two RC facilities
December
2010:
Congress extends “placed-in-service” deadline for new RC facilities to 12/31/11
January - December
2011:
CCS fabricates, installs and “places-in-service” 26 additional RC units able to qualify for Section 45 tax credits
June
2011:
an affiliate of Goldman Sachs purchases a 15% stake in CCS for $60M
2012 - 2014: CCS focused on capturing the value of Section 45 tax credits
REFINED COAL: INTRODUCTION & OVERVIEW
© 2013 Advanced Emissions Solutions, Inc.

-30- REFINED COAL PHOTOGRAPHS © 2013 Advanced Emissions Solutions, Inc.

FINANCIAL IMPACT OF RC OPERATIONS
-31- © 2013 Advanced Emissions Solutions, Inc.
Annual run rate through 2021 Facilities Status 1Q13A 2Q13A
RC Facilities # 1-7
5 facilities leased/sold at 1Q13,
2 retained by CCS
$10.1 $11.5 $50.0
RC Facility #8
Operated by CCS until late July,
then leased to RC investor
($2.0) ($1.4) $14.0
RC Facility #9 Leased to RC investor in late July $0.0 $0.0 $10.0
RC Facility #10
Commenced operations by CCS in
June, expect to be leased in 2H13
$0.0 ($0.3) $9.0
$8.1 $9.8 $83.0
Note:
ADA owns 42.5% of Clean Coal Solutions
Gross Margin from these  RC facilities

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

Financial Impact of converting an RC Facility from CCS Operation to 3RD Party RC Investor

$15
$10
$5
$-
$(5)
$(10)
$(15)
Millions
CAPEX
($2M)
Operating Expense
($9M/yr)
$12M/yr
~$9M
Payment from RC investor
Cash at Closing (Pre-Paid Rent)

REFINED COAL: CCS Self Monetization 3 Party RC Investor CCS Consolidated financial example for a 3 MT/yr facility © 2013 Advanced Emissions Solutions, Inc. -32- rd

NON-GAAP FINANCIAL MEASURES

For the For the For the
Three Months Ended Three Months Ended Three Months Ended
$(000) June 30, 2013 June 30, 2012 March 31, 2013
Coal sales 31,769 $                         37,739 $                      44,960 $
Cost of coal sales 31,769 $                         37,739 $                      44,960 $
Operating costs of retained tonnage 4,372 $                           4,484 $                         6,490 $
Revenues excluding coal sales, adjusted gross profit and adjusted gross profit percentage are non-GAAP financial measures which are used to provide investors with greater transparency with respect to the effect on revenues, gross margin and gross margin percentage from Clean Coal’s operation of certain RC facilities for its own account.  Adjusted gross profit and adjusted gross margin percentage excludes coal sales and raw coal purchases and retained tonnage operating expenses. We believe these non-GAAP financial measures provide meaningful supplemental information for investors regarding the performance of our business and the effect on revenues, gross margin and gross margin percentage of the operation of these RC facilities by Clean Coal for its own account.
© 2013 Advanced Emissions Solutions, Inc.

CONTACTS
Graham Mattison
Vice President, Investor Relations
(646)-319-1417
graham.mattison@adaes.com
Michael D. Durham, Ph.D., MBA
President & CEO
Mark H. McKinnies
SVP & CFO
-34- © 2013 Advanced Emissions Solutions, Inc.